UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549

                               FORM 8-K

                            CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported) October 23, 2007

                 ART'S-WAY MANUFACTURING CO., INC.
       (Exact Name of Registrant As Specified In Its Charter)

                              Delaware
           State or Other Jurisdiction of Incorporation

	0-05131                              42-0920725
      (Commission                       (IRS Employer
        File No.)                     Identification Number)

                            P.O. Box 288
                       Armstrong, Iowa 50514
         (Address of Principal Executive Offices) (Zip Code)

                          (712) 864-3131
         (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))


                             Form 8-K

Items 5.02 Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principla Officers

     On October 18, 2007, the Company appointed Carrie Majeski President and CEO of Art's-Way Manufacturing Co., Inc. The Company announced this appointment in a press release issued October 23, 2007, a copy of which is furnished with this Form 8-K as Exhibit 99.1.


     Exhibit 99.1. Press Release issued by the Company on October 23, 2007, announcing the appointment of Carrie Majeski as President and CEO.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 referenced in Item 9.01, is being "furnished" pursuant to Item 7.01 of Form 8-K and, as such, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ART'S-WAY MANUFACTURING CO., INC.

Date: October 23, 2007               By: /s/ Carrie L. Majeski
                                             Carrie L. Majeski
                                             President/CEO